UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2006

                               C&D Production Inc.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

             Nevada                              0-31039                          88-0438869
-------------------------------         ------------------------       ---------------------------------
(State or Other Jurisdiction of         (Commission File Number)       (IRS Employer Identification No.)
         Incorporation)

               8F, No. 268 Kwang-Fu South Road, Taipei, Taiwan ROC
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      (Address of Principal Executive Offices)              (Zip Code)

Registrant's telephone number, including area code:         011-886-2-2705-9051
                                                            -------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

      (b) On February 24, 2006, C&D Production Inc. (the "Company") engaged Simon & Edward, LLP ("Simon") to serve as its new principal independent accountants in connection with the audit of its financial statements for the year ended December 31, 2005. During the two most recent fiscal years and in the subsequent interim period prior to February 24, 2006, the Company did not consult with Simon regarding (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's consolidated financial statements and no written or oral advice was provided by Simon that was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue or (ii) any matter that was either the subject of a disagreement or event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

Item 9.01. Financial Statements and Exhibits

      (d)  Exhibits

           None


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            C&D PRODUCTION INC.

                                            By: /s/ Michael Chou
                                                --------------------------------
                                                Name:  Michael Chou
                                                Title: Chief Executive Officer

Dated: March 2, 2006


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